SECURITY AGREEMENT
                             (INTELLECTUAL PROPERTY)

            THE UNDERSIGNED, SPORT MASKA INC. (the "Corporation"), a corporation continued and subsisting under the laws of the Province of New Brunswick, hereby enters into this Security Agreement, made effective as of April 1st , 1997 in favour of The Bank of New York (the "Trustee") as trustee for the benefit of the Holders of Securities issued pursuant to a Senior Secured Note Indenture dated as of April 1, 1997 among SLM International, Inc. (the "Borrower"), Maska U.S., Inc., #1 Apparel, Inc., #1 Apparel Canada Inc., Sport Maska Inc., SLM Trademark Acquisition Canada Corporation, SLM Trademark Acquisition Corp. and the Trustee (that agreement, as amended, restated or supplemented from time to time being referred to below as the "Indenture");

            WHEREAS it is a condition precedent to the Indenture that this Agreement be entered into;

            AND WHEREAS pursuant to Article 10 of the Indenture, the Corporation has guaranteed in favour of the Trustee the repayment of all indebtedness and liability of the Borrower under the Indenture, the Securities (as defined in the Indenture) and the Collateral Documents (as defined in the Indenture) (that guarantee, as it may be amended, restated, or supplemented from time to time being referred to below as the "Guarantee") and has agreed to enter into this Agreement to secure repayment of its indebtedness and liability under the Guarantee, now or hereafter existing, absolute or contingent, joint or several together with all reasonable expenses (including legal fees and disbursements on a solicitor and his or her own client basis) incurred by the Trustee or any of the Holders (as defined in the Indenture) and/or any agent or receiver or receiver/manager acting on behalf of the Trustee or any of the Holders in connection with the preparation, registration, enforcement of rights under or analysis of rights under the Guarantee and this Agreement from time to time (all of which present and future indebtedness, liabilities, obligations and expenses, together with all extensions and renewals thereof, are hereinafter collectively referred to as the "Indebtedness");

            NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Corporation agrees as follows:

1. Creation of Security Interest. As security for the complete and timely payment and satisfaction of all of the Indebtedness, the Corporation hereby grants to the Trustee a security interest and hypothecates in favour of the Trustee (collectively, the "Security Interest"), with unfettered rights to power of sale, to the extent permitted by law or by the specific license agreements, if relevant, in and to all of the right, title

                                                                              2.


and interest of the Corporation in and to all of its now existing and hereafter created or acquired:

      (a) computer programs, application software, hardware and/or software maintenance support agreements and all documentation relating thereto, licences of software, copyrights, patents and inventions, industrial designs, trade secrets, inventor certificates, statutory invention registrations and all know-how obtained, developed or used by the Corporation in connection with its business, including, without limitation the patents, industrial designs and software listed in Exhibit "A" attached hereto and hereby made a part hereof and (i) renewals or extensions thereof; (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world (all of the foregoing computer programs, application software, hardware and/or software maintenance support agreements, licenses of software, copyrights, patents and inventions, industrial designs, trade secrets and know-how, and applications and registrations thereof, together with the items described in clauses (i) - (iv) of this subsection 1(a) are sometimes hereinafter collectively referred to as the "Patents/Designs/Copyrights");

      (b) trademarks, trademark registrations, trademark applications, trade names, business names, trade styles, logos, service marks, and all other forms of business identifiers, including, without limitation, the trademarks, trademark registrations, trademark applications, trade names, business names, trade styles, logos and all other forms of business identifiers listed on Exhibit "B" attached hereto and hereby made a part hereof, and (i) renewals or extensions thereof, (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and trade styles, and applications and registrations thereof, together with the items described in clauses (i)-(iv) of this subsection 1(b), are sometimes hereinafter referred to individually as a "Trademark", and, collectively, as the "Trademarks");

      (c) all license agreements with respect to any of the Trademarks or any Trademark or any application or registration therefor or any other trade name or trade style, between the Corporation and any other party, whether the Corporation is a licensor or licensee under any such license

                                                                              3.


            agreement, including, without limitation, the licenses listed on Exhibit "C" attached hereto and hereby made a part hereof, and (i) renewals or extensions thereof, (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future breaches thereof, (iii) the right to sue for past, present and future breaches thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing license agreements and the rights of the Corporation thereunder, together with the items described in clauses (i)-(iv) of this subsection 1(c), are sometimes hereinafter referred to individually as a "License", and, collectively, as the "Licenses"); and

      (d) the goodwill of the business of the Corporation connected with and symbolized by any one or more of the Patents/Designs/Copyrights, Trademarks and Licences, and (i) all damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future depreciation thereof or injury thereto, (ii) the right to sue for past, present and future depreciation thereof or injury thereto, and (iii) all rights corresponding thereto throughout the world (the foregoing goodwill, together with the items described in clauses (i)-(iii) of this subsection 1(d), are referred to as the "Goodwill").

(The Patents/Designs/Copyrights, Trademark or Trademarks, License or Licenses and Goodwill referred to in subparagraphs 1(a), (b), (c) and (d) above are sometimes collectively referred to below as the "Collateral").

            The Corporation and the Trustee agree that they have not agreed to postpone the time for attachment of the Security Interests granted hereby with respect to the Corporation's presently existing Collateral and that such Security Interests shall attach to the Collateral acquired after the date hereof as soon as the Corporation has rights in such Collateral. From time to time, at the request of the Trustee, the Corporation shall make and do all acts and things and execute and deliver all documents, agreements and instruments as the Trustee reasonably may request by notice in writing to the Corporation in order to create, preserve, perfect, validate or otherwise protect the Security Interests to enable the Trustee to exercise and enforce its rights and remedies hereunder (except that nothing hereunder shall constitute a waiver of any rights available to the Corporation at law to the extent that such rights cannot be lawfully waived) and generally to carry out the provisions and purposes of this Agreement. The Trustee agrees that it shall have no right to be assigned the title to any of the Collateral unless and until the Security Interest hereby constituted shall become enforceable as hereinafter provided.

                                                                              4.


            The amount of the hypothec referred to in this Section 1 is seventy-five million dollars ($75,000,000.00) with interest thereon from the date of this Agreement at the rate of twenty-five percent (25%) per annum.

2.    (a)   Warranties and Representations.  Subject to paragraph 2(b) below, the Corporation warrants and represents to the Trustee that:

      (i) all registrations, applications for registration, filings and notices thereof in respect of the Collateral, including all relevant renewals, have been duly and properly made, are in full force and effect and are not subject to dispute by any governmental authority or agency and all leases, licences and other agreements affecting any right, title or interest of the Corporation in any of the Collateral (collectively, the "Third Party Agreements") are in good standing;

      (ii) none of the Collateral has been adjudged invalid or unenforceable or has been cancelled, in whole or in part, and all such Collateral is presently subsisting, valid, in good standing and enforceable, with the exception of those set out in the Exhibits hereto and identified as "pending applications", "cancelled/expunged registrations", "abandoned applications" or "registrations no longer in name of the Corporation";

      (iii) the Corporation is the exclusive owner or in the case of licensed Collateral, the sole and exclusive licensee, of the entire and unencumbered right, title and interest in and to each of the Collateral (except as otherwise expressly described in the Exhibits hereto) free and clear of any liens, charges and encumbrances except for liens, charges and encumbrances permitted under the Indenture or otherwise consented to by the Trustee in writing (the "Permitted Encumbrances");

      (iv) the Collateral listed on Exhibits "A", "B" and "C", respectively, constitute all of the Patents/Designs/Copyrights, Trademarks and Licenses now owned by the Corporation;

      (v) the Corporation has adopted, used continuously and currently is using all of the Patents/Designs/Copyrights, Trademarks and Licences; all licensees of the Collateral (or all relevant portions thereof) from the Corporation as licensor have been licensed properly to use such Collateral and the Corporation has retained under license the direct or indirect control of the character or quality of the goods or services in connection with which use of such Collateral has been licensed by it; all use of such Collateral has been proper both in form and in relation to the goods or services in connection with which the Collateral is used by the

                                                                              5.


            Corporation or its licensees; and proper ownership notices have been used by the Corporation or its licensees;

     (vi) the Corporation has no notice of any suits or actions commenced or threatened in respect of any of the Collateral, including, without limitation, any suits or actions which contain allegations respecting the validity, enforceability, infringement or ownership of any of the Collateral, including, without limitation, any of the Corporation's right, title and interest in the Collateral and no notice, or knowledge, of any person infringing any of the Collateral;

     (vii) the Corporation has the right to execute and deliver this Agreement and to perform its covenants and obligations hereunder;

     (viii) this Agreement is a valid, legal and binding obligation of the Corporation subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting creditors' rights and the discretion exercisable by Courts of competent jurisdiction in respect of the availability of equitable remedies; and

     (ix) nothing contained in this Agreement or the Indenture, including, without limitation, the granting of the Security Interest by the Corporation in favour of the Trustee, constitutes a breach under any Third Party Agreement.

      (b) The foregoing representations and warranties shall be continuing representations and warranties which, for greater certainty, shall apply at the date hereof to all Collateral owned or licensed by the Corporation on the date hereof including, without limitation, the Collateral described in Exhibits "A", "B" and "C" hereto and shall be deemed to be given by the Corporation and to apply to all after acquired Collateral immediately upon the Corporation acquiring the same.

3. Covenants of the Corporation. The Corporation covenants and agrees that until the Indebtedness shall have been satisfied in full, the Corporation shall:

      (a) use the Trademarks only on goods of at least as high quality as the goods on which the Corporation or its predecessor used the goods as of the date hereof and maintain the quality of any and all products in connection with which the Trademarks and other Collateral is used, consistent with the quality of said products as of the date hereof;

      (b) take or cause to be undertaken all steps necessary to protect the Corporation's interest in and to maintain the Patents/Designs/Copyrights, Trademarks and Licenses and other Collateral in good standing, including without limitation, to pursue

                                                                              6.


            diligently all applications through to registration and to renew all registrations and pay all maintenance fees as applicable, as well as attending to the filing of all required documentation;

      (c) vigorously protect, preserve and maintain all of the Corporation's right, title and interest in the Collateral, including, without limitation, the prosecution and/or defence against any and all suits concerning validity, infringement, enforceability, ownership or other aspects affecting any of the Collateral (any expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Corporation);

      (d) upon written request by the Trustee, execute and deliver any and all agreements, instruments, documents and papers as the Trustee may reasonably request to evidence the Trustee's Security Interest in the Collateral;

      (e) perform all covenants required under any Third Party Agreement including, inter alia, promptly paying all required fees, royalties and taxes to maintain each and every item of the Collateral in full force and effect;

      (f) if at any time or from time to time, before the Indebtedness shall have been satisfied in full, the Corporation (i) becomes aware of any existing Patents/Designs/Copyrights, Trademarks or Licenses of which the Corporation has not previously informed the Trustee, (ii) obtains rights to any new Patents/Designs/Copyrights, Trademarks or Licenses, or (iii) becomes entitled to the benefit of any Patents/Designs/Copyrights, Trademarks, or Licenses not identified on any of Exhibits "A", "B" or "C", then the Corporation shall promptly notify the Trustee and regardless of when the Corporation so notifies the Trustee, Exhibits "A", "B" and "C" hereto, as applicable, automatically shall be modified and amended to include any such Patents/Designs/Copyrights, Trademarks and Licenses and the provisions of this Agreement automatically shall apply thereto;

      (g)   maintain up to date records regarding the Collateral;

      (h) provide the Trustee with a written report on each anniversary of this Agreement regarding the status of all Patents/Designs/Copyrights, Trademarks and Licenses;

      (i) provide the Trustee, upon request by the Trustee from time to time, with a certificate of an officer of the Corporation certifying the compliance of the Corporation with this Agreement;

                                                                              7.


      (j) not sell, transfer, assign or dispose of its interest in, or grant any license or sublicense under any of the Patents/Designs/Copyrights or Trademarks or the Licenses or the Goodwill, or enter into any other agreement with respect to any of the Collateral, without the prior written consent of the Trustee, which consent shall not be unreasonably withheld;

      (k) not abandon any right to file a trademark application or patent application, or abandon any pending trademark or patent application, or abandon any of the Patents/Designs/Copyrights, Trademarks, Licenses or Goodwill or any suits involving any of the Collateral, without the prior written consent of the Trustee, which consent of the Trustee shall not be unreasonably withheld;

      (l) not take any action, or permit any action to be taken by any person or persons subject to its control, including licensees, or fail to take any action, which would adversely affect the validity, enforceability or transferability (to the Trustee or otherwise) of all or any of the Collateral; and

      (m) not create or permit to exist any mortgage, hypothec, pledge, charge, lien or other encumbrance upon the Collateral, other than the existing Permitted Encumbrances, except as expressly consented to in writing by the Trustee.

4. Right of the Trustee to Inspect. The Trustee shall have the right, at any time and from time to time upon reasonable notice and upon such terms as are agreed to in advance by the Corporation and prior to payment in full of the Indebtedness and release and discharge by the Trustee of the Guarantee and this Agreement (collectively, the "Termination"), to inspect the premises of the Corporation and to examine the books, records and operations of the Corporation, including, without limitation, the quality control processes of the Corporation.

5. Term of Security Interest; Royalties. The term of the Security Interest granted herein shall continue until the Termination. The Corporation agrees that the assignment or transfer to and use by the Trustee of all Collateral shall be worldwide and without any liability on the part of the Trustee or any of the Holders for royalties or other related charges from the Trustee or any of the Holders to the Corporation.

6. Expenses. All expenses incurred by or on behalf of the Trustee or any of the Holders in connection with the performance of any of the covenants and agreements set forth herein shall be borne by the Corporation in accordance with the Indenture.

7. Duties of the Corporation. Until the Termination, the Corporation shall, at its own expense:

                                                                              8.


      (a) diligently prosecute any and all Patent/Designs/Copyrights and Trademark applications pending as of the date hereof or thereafter;

      (b) make application to register all Patent/Designs/Copyrights and Trademarks, as appropriate and to the extent commercially reasonable;

      (c) protect, preserve and maintain vigorously all of the right, title and interest of the Corporation in and to the Collateral, including, without limitation, the prosecution or defence of all suits concerning the validity, infringement, breach, enforceability, ownership or other aspects affecting any of the Collateral; and

      (d) ensure generally that the Collateral is and remains valid, in good standing and enforceable.

8. Default. Without prejudice to the right of the Trustee to demand payment of all or any part of the Indebtedness hereby secured at any time or times, pursuant to the Guarantee, the Indebtedness shall, at the option of the Trustee, become payable and the security hereby constituted shall become enforceable in each and every of the events following (each a "Default"):

      (a) if the Corporation makes default in the observance or performance of any written agreement or undertaking heretofore or hereafter given by the Corporation to the Trustee or the Holders pursuant to or in connection with the Indenture, whether contained herein or not;

      (b) if the Corporation makes default in payment of all or any portion of the Indebtedness when due whether the same is secured hereby or not;

      (c) if an order is made or a resolution passed for the winding-up of the Corporation, or if a petition is filed for the winding-up of the Corporation, provided, however, the Corporation may at any time be wound up into the Borrower or any Subsidiary (as defined in the Indenture) of the Borrower;

      (d) if the Corporation ceases or threatens to cease to carry on business (except as is permitted pursuant to section 8(c) hereof) or if the Corporation commits or threatens to commit any act of bankruptcy or if the Corporation becomes insolvent or makes an assignment or proposal in bankruptcy or gives notice of its intention to do so or makes a bulk sale of its assets or if a bankruptcy petition is filed or presented against the Corporation;

      (e) if any proceedings with respect to the Corporation are commenced under the Companies' Creditors Arrangement Act (Canada) or the Bankruptcy and

                                                                              9.


            Insolvency Act (Canada) or if the Corporation shall seek relief or consent to the filing of a petition against it under any law which involves any arrangement with or any compromise of any rights of any one or more creditors of the Corporation;

      (f) if an execution or any other process of any court becomes enforceable against the Corporation or if a distress or analogous process is levied upon the property of the Corporation or any part thereof;

      (g) if any sum which has been admitted as due by the Corporation or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Collateral in priority to the Security Interest created by this Agreement is unpaid;

      (h) if the Corporation shall default in the observance or performance of any material provision relating to any material indebtedness or liability of the Corporation to any creditor other than the Trustee or the Holders;

      (i) if any material licences, permits or approvals required by any law, regulation or governmental policy or any governmental agency or commission for the operation by the Corporation of its business shall be withdrawn or cancelled; or

      (j) if any representation or warranty made by the Company or any of its officers, employees or agents to the Trustee shall be false or inaccurate in any material respect.

9. Waivers. No course of dealing between the Corporation and the Trustee, nor any failure to exercise, nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder or under the Guarantee or the Indenture shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Trustee may waive, in whole or in part, any breach of any provisions of this Agreement by the Corporation, any breach of any provisions of the Guarantee or the Indenture or any of the rights and remedies of the Trustee whether provided hereunder or otherwise, provided that no such waiver shall be considered to have been given unless given expressly in writing by the Trustee to the Corporation. No waiver given by the Trustee in accordance with this Section 9 shall be construed as a waiver of any other or subsequent breach or default by the Corporation.

10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction by a Court of competent jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such

                                                                             10.

jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

11. Modification. This Agreement cannot be altered, amended or modified in any way, or by any other document or instrument signed by each of the Corporation and the Trustee.

12. Cumulative Remedies. All of the rights and remedies of the Trustee with respect to the Collateral, whether established hereby or by the Guarantee or the Indenture, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

13. Irrevocable Power of Attorney. The Corporation irrevocably constitutes and appoints the Trustee and each of its authorized employees from time to time as the true and lawful attorney of the Corporation with full power of substitution in the name of the Corporation, with power after the security constituted hereby shall have become enforceable to:

      (a) endorse or sign the name of the Corporation on and execute and deliver all applications, registrations, recordings, reissues, continuations, continuations in part, term restorations and extensions thereof, documents, papers, agreements, assignments and instruments necessary or desirable for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the Collateral or any part thereof or otherwise regarding the Collateral, or any part thereof;

      (b) take any other actions with respect to the Collateral, or any part thereof, as the Trustee deems to be in the best interest of the Trustee or the Lenders, including without limitation, the realization or collection of all or any income, damages or payments related thereto;

      (c) grant or issue any exclusive or non-exclusive license or sublicense under or in respect of the Collateral, or any part thereof to anyone; or

      (d) assign, pledge, convey, sell, license, or otherwise transfer title in or dispose of the Collateral or any part thereof (or the right, title and interest of the Corporation therein) to anyone by private or public sale, lease or otherwise upon such terms and conditions as the Trustee may determine as permitted by law and whether or not the Trustee has taken possession of any of the Collateral.

The Corporation and the Trustee acknowledge and agree that any disposition referred to in clause (d) in this Section 13 may be either a disposition of all or any of the Collateral and may be by way of public auction, public tender, private contract or otherwise as permitted by law. The Trustee may sell or dispose of the Collateral for

                                                                             11.


consideration payable by instalments either with or without taking security for the payment of such instalments and may make and deliver to any purchaser thereof good and sufficient assignment, documents or instruments and give receipts for the purchase money, and any such sale or disposition shall be a perpetual bar, both at law and in equity, against the Corporation and all those claiming an interest in and to the Collateral by, from, through or under the Corporation. The Corporation hereby ratifies all acts of any such attorney taken, done or caused to be taken or done in accordance with this Section 13. This power of attorney shall be irrevocable unless and until the Indebtedness shall have been paid in full and the Termination has occurred. Upon execution of this Agreement, the Corporation shall execute the power of attorney in the same or substantially the same form as set forth in Exhibit "D" to this Agreement.

14. Remedies. Whenever the Security Interest granted pursuant to this Agreement shall have become enforceable, and so long as it shall remain enforceable, the Trustee may, in addition to all other rights and remedies available to it at law or in equity, proceed to realize upon such security and to enforce its rights by:

      (a) the appointment by instrument in writing of a receiver or receivers of the Collateral or any part thereof (which receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Trustee or not and the Trustee may remove any receiver or receivers so appointed and appoint another or others in his, her or their stead);

      (b) proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Collateral or any part thereof;

      (c) any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity;

      (d) exercising all of the rights of the Corporation under all contracts, agreements or other instruments in writing relating to the Collateral as fully and effectually as if the Trustee were the absolute owner thereof;

      (e) commencing legal proceedings for and on behalf of and in the name of the Trustee and at the expense of the Corporation in order to enforce the rights of the Corporation under any contracts, agreements, or other instruments in writing which may relate to the Collateral; or

      (f)   exercising any of the rights and/or remedies referred to in
            Section 13 hereof.

Any receiver or receivers appointed pursuant to this Section 14 shall have power to: (i) take possession of and to use the Collateral or any part thereof; (ii) borrow money required for the maintenance, preservation or protection of the Collateral or any part

                                                                             12.


thereof or the carrying on of the business of the Corporation; (iii) further charge the Collateral in priority to the security interests of this Agreement as security for money so borrowed; and (iv) sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as the receiver shall determine as permitted by law. The term "receiver" as used in this Agreement includes a receiver and manager. The Trustee may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relating to the Corporation. In addition, the Trustee may use and possess the Collateral or any part thereof, free from all encumbrances, liens and charges (unless otherwise expressly provided for herein) without hindrance, interruption or denial of the same by the Corporation or by any other person or persons and may lease or sell the whole or any part or parts of the Collateral . Any sale hereunder may be made by public auction, by public tender or by private contract or as otherwise permitted by applicable law. Such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Trustee acting in a commercially reasonable manner may seem advantageous. Such sale may take place whether or not the Trustee has taken possession of the Collateral. No remedy for the realization of the Security Interest granted herein or for the enforcement of the rights of the Trustee shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.

15. Effect on Other Agreements. The Corporation acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Trustee under the Guarantee, the Collateral Documents (as defined in the Indenture) or the Indenture, or any other security granted by the Corporation to the Trustee pursuant thereto, but rather is intended to facilitate the exercise of such rights and remedies. The Trustee shall have, in addition to all other rights and remedies given to it by the terms of this Agreement, the Guarantee, the Collateral Documents and the Indenture, all rights and remedies allowed by law and the rights and remedies of a secured party under the Personal Property Security Act as enacted in any jurisdiction in which the Collateral may be located (including, without limitation, any of the hypothecary rights provided for under articles 2748 to 2794 of the Civil Code of Quebec).

16. Binding Effect; Benefits. This Agreement, receipt of a true copy of which is hereby acknowledged by the Corporation, shall be binding upon the Corporation and its respective successors and permitted assigns, and shall enure to the benefit of and be enforceable by the Trustee, its successors, nominees and assigns. The Trustee may, upon the terms provided in the Indenture, assign, transfer and deliver to any transferee any or all of the Indebtedness secured by this Agreement or any security or any documents or instruments held by the Trustee in respect thereof, provided that no such assignment, transfer or delivery shall release the Corporation from any of the Indebtedness secured by this Agreement; and thereafter the Trustee shall, to the extent

                                                                             13.


provided in the Indenture, be fully discharged from any and all further responsibility with respect to the Indebtedness, including without limitation all documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Trustee under such security, documents or instruments but the Trustee shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Corporation shall not sell or assign its interest in, or grant any license or sublicense under the Collateral without the prior written consent of the Trustee.

17. Release of Security Interest. Upon Termination, the Trustee shall upon request in writing by the Corporation and at the expense of the Corporation execute and deliver to the Corporation all documents and instruments, and shall take such other actions, as may be necessary or proper to release the lien on and security interest in the Collateral, subject to any disposition thereof which may have been made by the Trustee pursuant hereto.

18. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Province of New Brunswick and the federal laws of Canada applicable therein. The Corporation agrees that any lawsuit, action or proceeding arising out of or relating to this Agreement may be instituted in the Courts of New Brunswick and the Corporation hereby accepts and irrevocably submits to the jurisdiction of the said Courts and acknowledges their competence and agrees to be bound by any judgment thereof; provided that nothing herein shall limit the rights of the Trustee to bring or initiate proceedings against the Corporation or any other person elsewhere.

19. Headings. Paragraph headings used herein are for convenience only and shall not modify nor interpret the provisions which they precede.

20. Further Assurances. The Corporation agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as the Trustee reasonably may request from time to time in order to carry out the purpose of this Agreement and the covenants and agreements set forth herein.

21. Survival of Representations. All representations and warranties of the Corporation contained in this Agreement shall survive the execution and delivery of this Agreement.

22. Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

23. Inconsistencies. This Agreement is executed pursuant to the Indenture and is subject to the terms thereof. In the event of any contradiction between the terms

                                                                             14.


hereof and the comparable terms of the Indenture, the terms of the Indenture shall prevail.

24. Selection of Language. It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. Les parties conviennent que la presente convention et tous les documents s'y rattachant soient rediges et signes en anglais.

                                                                             15.


            IN WITNESS WHEREOF, this Agreement has been executed by the Corporation, effective as of the date first written above.

                                SPORT MASKA INC.

                                By: /s/ D. BRUCE RANDALL c/s
                                    ------------------------------------
                                    Name:  D. Bruce Randall
                                    Title: Secretary


                                THE BANK OF NEW YORK, as trustee

                                By: /s/ MARIE TRIMBOLI c/s
                                    ------------------------------------
                                    Name:  Marie Trimboli
                                    Title: Assistant Treasurer

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APPLICATION DATE      PATENT/INDUSTRIAL DESIGN

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Page 20

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APPLICATION DATE      PATENT/INDUSTRIAL DESIGN

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                                   EXHIBIT "A"

                                    CANADIAN

                      PATENTS/INDUSTRIAL DESIGNS/COPYRIGHTS

                            OWNED BY # 1 APPAREL INC.

--------------------------------------------------------------------------------
APPLICATION DATE      PATENT/INDUSTRIAL DESIGN

                      INDUSTRIAL DESIGN REGISTRATION NO. 71087
                      DRAWSTRING CAP

--------------------------------------------------------------------------------

                                   EXHIBIT "B"

                                    CANADIAN

                              REGISTERED TRADEMARKS

                            OWNED BY #1 APPAREL INC.

--------------------------------------------------------------------------------
TRADEMARK            SERIAL NO.  REGISTRATION NO.  WARES

--------------------------------------------------------------------------------

                                   EXHIBIT "C"

                               LICENSE AGREEMENTS

None

                                  EXHIBIT "D"

                          IRREVOCABLE POWER OF ATTORNEY
                         REGARDING INTELLECTUAL PROPERTY

The undersigned, SPORT MASKA INC., a corporation duly incorporated, continued and existing under the laws of the Province of New Brunswick, having its office and principal place of business at 7405 Trans-Canada Highway, Suite 300, Saint-Laurent, Quebec (hereinafter referred to as the "Grantor"), hereby irrevocably constitutes and appoints The Bank of New York (the "Bank") and its successors and permitted assigns, and each of their respective directors, officers, employees, agents and representatives, as the true and lawful attorney of the Grantor with full power of substitution in the name of the Grantor for the following purposes:

1. To do any and all such acts and things and to endorse or sign the name of the Grantor and execute and deliver all applications, registrations, recordings, reissues, continuations, continuations in part, term restorations and extensions thereof, documents, papers, agreements, assignments and instruments as the Bank in its sole discretion, considers necessary or desirable for the purpose of recording, registering and filing with the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any other governmental office, bureau or agency dealing with intellectual property rights, or accomplishing any other formality with respect to carrying out the provisions and purposes of the security agreement dated as of April 1st , 1997 made between the Grantor and the Bank (the "Security Agreement"), a copy of which is attached hereto as Schedule "A", and any other security with respect to all or any part of the Collateral (as that term is defined in the Security Agreement) granted by the Grantor in favour of the Bank, or its assigns, including a hypothec bearing formal date of April 1st , 1997 (collectively, the "Other Security") or to take any other action with respect to all or any part of the Collateral or to exercise any of its rights and remedies under the Security Agreement or under the Other Security, and to do all acts or things necessary or desirable to grant or issue any exclusive or non-exclusive license or sub-license under or in respect of the Collateral, or any part thereof, to anyone or to transfer, assign, pledge, convey, sell, license or otherwise transfer, take in or dispose of all rights, title and interest of the Grantor in and to the Collateral or any parts thereof to any person or persons by private or public sale, lease or otherwise, upon such terms and conditions as the Bank may determine best, otherwise in compliance with applicable law, and whether or not the Bank has taken possession of the

                                                                              2.


     Collateral or to otherwise realize on the Collateral in any manner contemplated by the Security Agreement or Other Security or to realize or collect all or any income, damages, payments or proceeds related thereto; and

2. To do or take any step appropriate for the preservation or protection of any or all of the Collateral for the benefit of the Bank.

The Grantor hereby acknowledges and ratifies all acts accomplished in connection herewith. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined in the Security Agreement. This power of attorney is made pursuant to the Security Agreement and will take effect solely in the event or upon the occurrence of a Default under the Security Agreement and this power of attorney may not be revoked until the payment or performance in full of all Indebtedness (as that term is defined in the Security Agreement).

This power of attorney shall be governed by the laws of the Province of New Brunswick and the federal laws of Canada applicable therein.

DATED this 1st day of April, 1997.

                                     SPORT MASKA INC.

                                     Per:                           c/s
                                          -----------------------------
                                          Name:
                                          Title: